U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 KSB
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 25, 1999
                                (Date of Report)

                             Haas, Neuveux & Company
             (Exact Name of Registrant as specified in its charter)

                                    Colorado
                  State or other jurisdiction of incorporation)

       33 7945 D                                          84 1032191
(Commission File Number)                    (IRS Employer Identification Number)

                1999 Broadway, Ste. 3250, Denver, Colorado 80202
          (Address of principal executive offices including zip code)

                1999 Broadway, Ste. 3250, Denver, Colorado 80202
                      (Mailing address, including zip code)

                                 (303) 292 2992
              (Registrant's telephone number including area code)

               4221 E. Pontatoc Canyon Dr., Tucson, Arizona 85718
         (Former name or former address, if changed since last report)


Item 1. Change in Control of Registrant:

Haas Neuveux & Company (Company) on June 25, 1999, held a formal meeting of its board of directors (Board of Directors) at 10:00 AM MDST for the purpose of (1) confirming the resignation of one of the two remaining board members, (2) appointing two new board members in order to bring the board membership to three in number so as to comply with Colorado law and (3) electing new executive officers. The resignation of Mr. Eric Drizenko from the board and as an executive officer was accepted without reservation effective the date of his having tendered the resignation, that being December 14, 1998. The previously tendered resignation of Mr. Harrop as a member of the board was withdrawn, but was accepted as to his resignation as an executive officer effective the date of the meeting. The Company then appointed two new board members and a new slate of

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executive  officers.  The Board of  Directors  now  consists of Messrs.  Michael
Harrop, Roger Tompkins and Charles Tatnal. The executive officers now serving the Company are (1) Mr. Roger Tompkins (Chairman of the Board of Directors, Chief Executive Officer and President) and (2) Mr. Charles Tatnal (Chief Financial and Accounting Officer and Treasurer).


Item 2. Acquisition or Disposition of Assets:

The Company on June 28, 1999, held a meeting of the Board of Directors at 3:00 PM MDST for the primary purpose of considering and acting on the failure of Productos Forestales Bolivar, C.A. (PFB), to perform under its contract with the Company dated December 14, 1998 (Contract). It was determined that PFB was in material default under the Contract and the Contract was rescinded effective immediately.

The Contract, in principal part, required PFB to deliver audited financial statements of PFB in accordance with, and within the time frames specified by, the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (Exchange Act). PFB did not comply with these provisions of the Contract. Further, the Contract had numerous other provisions which PFB also refused and failed to comply with even after repeated demands and time extensions therefor. The Company authorized Mr. Tompkins to send PFB a formal notification of the recision of the Contract to include the forthwith demand of the return of all shares issued to PFB under the Contract, absent which arbitration will be initiated.

The Company at this meeting also authorized Mr. Tompkins to engage counsel and Halliburton Hunter & Associates for the purpose of forthwith (1) preparing annual audits for the fiscal years ended September 30, 1997, and September 30, 1998, (2) preparing unaudited interim financial statements from and after September 30, 1997, and (3) preparing and filing all necessary and required reports under the Exchange Act.


Item 3. Bankruptcy or Receivership: None.

Item 4. Changes in Registrant's Certifying Accountant: None.

Item 5. Other Events: None.

Item 6. Resignation of Registrant's Directors: None.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

     None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAAS NEUVUEX AND COMPANY (Registrant)


By: /s/ Roger F. Tompkins
   -------------------------
   Roger F. Tompkins, Chief Executive Officer

Date: June 28, 1999